TAXATION	12 Months Ended
Dec. 31, 2012
TAXATION [Abstract]
TAXATION
10. TAXATION

The components of income tax expense are as follows:

(in thousands of $)	2012	2011	2010
Current tax expense:
U.K.	1,888	1,044	160
Indonesia	7,395	—	—
Brazil	1,055	1,364	1,596
Total current tax expense	10,338	2,408	1,756
Deferred tax income:
U.K.	—	—	(544)
Amortization of deferred tax benefit on intra-group transfer (Note 23)	(912)	(2,363)	—
Total income tax expense	9,426	45	1,212

United States

Pursuant to the Internal Revenue Code of the United States (the "Code"), U.S. source income from the international operations of ships is generally exempt from U.S. tax if the company operating the ships meets certain requirements. Among other things, in order to qualify for this exemption, the company operating the ships must be incorporated in a country which grants an equivalent exemption from income taxes to U.S. citizens and U.S. corporations and must be more than 50% owned by individuals who are residents, as defined, in such country or another foreign country that grants an equivalent exemption to U.S. citizens and U.S. corporations. The management of the Partnership believes that it satisfied these requirements and therefore by virtue of the above provisions, it was not subject to tax on its U.S. source income.

A reconciliation between the income tax expense resulting from applying either the U.S. federal or Marshall Islands statutory income tax rate and the reported income tax expense has not been presented herein as it would not provide additional useful information to users of the financial statements as the Partnership's net income is subject to neither Marshall Islands nor U.S. tax.

United Kingdom

Current taxation charge of $1.9 million, $1.0 million and $0.2 million for the years ended December 31, 2012, 2011 and 2010, respectively, relates to taxation of the operations of the Partnership's United Kingdom subsidiaries. Taxable revenues in the United Kingdom are generated by UK subsidiary companies of the Partnership and are comprised of revenues from the operation of four of the Partnership's vessels. The statutory tax rate in the United Kingdom as of December 31, 2012 is 24%.

As of December 31, 2012, the 2012 U.K. income tax returns have not been filed. Accordingly, once filed, these returns and the returns for the years 2009 through to 2011 remain open for examination by the U.K. tax authorities.

The Partnership records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Partnership did not have any deferred tax assets at December 31, 2012 and 2011.

Brazil

Current taxation charge of $1.1 million, $1.4 million and $1.6 million for the years ended December 31, 2012, 2011 and 2010, respectively, refers to taxation levied on the operations of the Partnership's Brazilian subsidiary.

Indonesia

Current taxation charge of $7.4 million, $nil and $nil for the years ended December 31, 2012, 2011 and 2010, respectively, refers to taxation levied on the operations of the Partnership's Indonesian subsidiary. However, the tax exposure in Indonesia is mitigated by revenue due under the charter such that taxes paid are fully recovered through the time charter rate.

Other jurisdictions

No tax has been levied on income derived from the Partnership's subsidiaries registered in the Marshall Islands, Liberia and the British Virgin Islands.

Deferred income tax assets are summarized as follows:

(in thousands of $)	2012	2011
Deferred tax assets, gross	—	1,025
Valuation allowances	—	(1,025)
Deferred tax assets, net	—	—

Deferred tax assets, gross relate to net operating losses carried forward for Golar Spirit. The deferred tax asset was fully provided for during the year ended December 31, 2011 as the Partnership does not consider this is realizable. However, the deferred tax asset provision has been recharged by the Partnership to Golar as this relates to pre-IPO tax items.